Exhibit 99.1

                                                   Certification
                                           Section 906 - Sarbanes-Oxley

                                     Certification of Chief Executive Officer
                                        Pursuant to 18 U.S.C. Section 1350
                                         As Adopted By Section 906 of the
                                            Sarbanes-Oxley Act of 2002

My name is R. David Hoover and I am the Chairman of the Board, President and Chief Executive Officer of Ball
Corporation.

Please accept this as the certification required of the Chief Executive Officer of Ball Corporation pursuant to
18 U.S.C. as adopted by Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge and belief:

(1)      Report 10-Q for the Second Quarter filed with the U.S. Securities and Exchange Commission on August 14,
         2002 ("Report") fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as
         amended; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Ball Corporation as of, and for, the periods presented in the
         Report.

/s/ R. David Hoover
R. David Hoover
Chairman of the Board, President and Chief Executive Officer
Ball Corporation

Date:  August 14, 2002